UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2020

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Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	41-1519168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Spruce Tree Centre, Suite 400, 1600 University Avenue West, St. Paul, Minnesota	55104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ISNS	The Nasdaq Capital Market
Preferred Stock Purchase Rights	ISNS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition.

(a)  The following information is being “furnished” in accordance with Item 2.02 of the Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

On August 12, 2020, Image Sensing Systems, Inc. issued a press release announcing its earnings for its second quarter ended June 30, 2020. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibit is being “furnished” in accordance with Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1  Press Release, dated August 12, 2020, of Image Sensing Systems, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2020	Image Sensing Systems, Inc.

	By:	/s/ Frank G. Hallowell
Frank G. Hallowell
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 12, 2020, of Image Sensing Systems, Inc.

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